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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- JANUARY 15, 2010

RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND
(PROSPECTUS DATED MAY 29, 2009)                                      S-6301-99 M

At a Special Meeting of Shareholders scheduled to be held on March 10, 2010, shareholders who owned shares of RiverSource Partners Small Cap Growth Fund on January 15, 2010, will vote on the merger of RiverSource Partners Small Cap Growth Fund into Seligman Frontier Fund, a fund that seeks to provide shareholders with growth of capital. Income may be considered but is incidental to the Fund's investment objective. If approved, the merger is anticipated to take place before the end of the second quarter of 2010.

For more information about Seligman Frontier Fund, please call 1-800-221-2450 for a prospectus.


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S-6301-6 A (1/10)